UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 9, 2018

Comcast Corporation

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-32871	27-0000798
(Commission File Number)	(IRS Employer Identification No.)

One Comcast Center Philadelphia, PA	19103-2838
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	CMCSA	NASDAQ Global Select Market
2.0% Exchangeable Subordinated Debentures due 2029	CCZ	New York Stock Exchange
5.50% Notes due 2029	CCGBP29	New York Stock Exchange
9.455% Guaranteed Notes due 2022	CMCSA/22	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A (“Amendment No. 2”) is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K/A filed by Comcast Corporation (“Comcast” or the “Company”) on December 18, 2018 (“Amendment No. 1”), which amended and supplemented Item 9.01 of the Current Report on Form 8-K filed on October 9, 2018 (the “Original 8-K”). This Amendment No. 2, which should be read together with the Original 8-K and the Amendment No. 1, is being filed to include additional pro forma financial information of Comcast for the twelve months ended December 31, 2018 and the unaudited historical financial statements of Sky Limited (formerly Sky plc) (“Sky”) for the three months ended September 30, 2018 and 2017, which were not required to be included in the Original 8-K or Amendment No. 1. The Company is providing this information so that it may be incorporated by reference in a prospectus included within a Form S-3 being filed today by the Company.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The audited consolidated financial statements of Sky as of and for the year ended June 30, 2018 were filed as Exhibit 99.1 to the Amendment No. 1 filed on December 18, 2018 and are incorporated by reference herein.

The unaudited condensed consolidated interim financial statements of Sky for the three months ended September 30, 2018 and 2017 are attached to this Amendment No. 2 as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro forma financial information

Comcast’s unaudited pro forma condensed combined statement of income for the twelve months ended December 31, 2018 that gives effect to the acquisition of Sky, is attached as Exhibit 99.3 to this Form 8-K/A and is incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

99.1	Audited consolidated financial statements of Sky as of and for the year ended June 30, 2018 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K/A filed on December 18, 2018)

99.2	Unaudited condensed consolidated interim financial statements of Sky for the three months ended September 30, 2018 and 2017

99.3	Comcast’s unaudited pro forma condensed combined statement of income for the twelve months ended December 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date: August 1, 2019	By:	/s/ Daniel C. Murdock
Daniel C. Murdock Senior Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)